EXHIBIT 32

MADISON & 51ST, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MADISON & 51ST, INC. (the Company) on Form 10-Q for the period ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Jonathan Cross, Principal  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Jonathan Cross and will be retained by MADISON & 51ST, INC. and furnished to the Securities and Exchange Commission or its staff upon request.

 Dated: April 25, 2014

By: /s/ Jonathan Cross

Jonathan Cross

President

(Principal Executive Officer)